EXHIBIT 10.1

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the “Third Amendment”) is made as of the 1st day of January, 2001 by and between FUSCO HARBOUR ASSOCIATES, LLC, a Connecticut limited liability company, with offices and a principal place of business c/o The Fusco Corporation, 555 Long Wharf Drive, New Haven, Connecticut 06511 (said Fusco Harbour Associates, LLC, its successors and assigns hereinafter referred to as the “Landlord”) and CURAGEN CORPORATION, a Delaware corporation with an office at 555 Long Wharf Drive, New Haven, Connecticut 06511 (said CuraGen Corporation, its successors and assigns hereinafter referred to as the “Tenant”).

WITNESSETH: That

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 23, 1996 (the “Lease”) whereunder Landlord leased to Tenant and Tenant leased from Landlord twenty six thousand two hundred sixty six (26,266) rentable square feet of floor area located on the eleventh floor of Landlord’s Building as described in said Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Amendment to Lease Agreement dated as of the 27th day of October, 1997 (the “First Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional five thousand three hundred ninety seven (5,397) rentable square feet of floor area located on the thirteenth floor of Landlord’s Building (the “First Expansion Premises”), on terms and conditions as described in said First Amendment; and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to Lease Agreement dated as of the 31st day of August, 1998 (the “Second Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord (i) an additional two thousand nine hundred twenty eight (2,928) rentable square feet of floor area on the thirteenth floor of Landlord’s Building (the “Second Expansion Premises”) and (ii) an additional one thousand three hundred forty seven (1,347) rentable square feet of floor area situated on the thirteen floor of Landlord’s Building (the “Third Expansion Premises”); and

WHEREAS, Landlord and Tenant desire that Tenant shall lease additional space on the ninth floor of Landlord’s Building which additional space shall be let, to Tenant upon the terms and conditions contained hereinafter; and

WHEREAS, the parties desire to enter into this Third Amendment to set forth the terms and conditions of their agreement in connection with the foregoing;

NOW THEREFORE, in consideration of the mutual terms, conditions and covenants as contained in said Lease, as contained in said First Amendment, as contained in said Second Amendment, and as contained in the herein Third Amendment, the parties hereto do hereby agree as follows:

1. Article 1. Premises, is hereby amended by the addition thereto of a new paragraph A-3. to be inserted after paragraph A-2. now there appearing, which paragraph A-3. shall stipulate as follows:

“A-3. In addition to the foregoing, effective January 1,2001, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord an additional four thousand five hundred twenty four (4,524) rentable square feet of floor area situated on the ninth floor of Landlord’s Building in the area designated on Exhibit B-3 annexed hereto and made a part hereof (the “Fourth Expansion Premises”).

Whenever the defined term “Premises” shall be used hereinafter it shall, wherever the context may indicate or wherever proper reading may require, also be deemed to refer to the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises and the Fourth Expansion Premises in all respects as if initially the said First Expansion Premises, Second Expansion Premises, Third Expansion Premises and Fourth Expansion Premises were fully includable within the intent of the defined term “Premises”.”

2. Article 3. Term, is hereby amended by the addition thereto of a new paragraph A- 4. to be inserted after paragraph A-2. now there appearing, which new paragraph A-4. shall stipulate the following:

“A-4. TO HAVE AND HOLD the Fourth Expansion Premises for a period and term commencing January 1,2001 and ending at midnight December 31, 2002 (the “Fourth Expansion Premises Initial Term”).

3. Article 3. Term is hereby further amended by the addition thereto of a new paragraph C-3. to be inserted after paragraph C-3. now there appearing which new paragraph C- 3. shall stipulate the following:

“C-3. Notwithstanding anything contained in the herein Lease to the contrary, or any amendment thereto, the Initial Term with respect to all portions of the Premises (including the Initial Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises and the Fourth Expansion Premises) shall each and all extend to and end at midnight December 31, 2002. The parties recognize that rights granted to Tenant pursuant to paragraph 3.C. of said Lease with respect to options to renew the herein Lease shall remain operative in all respects and shall apply to all portions of the Premises.”

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4. Article 4. Rent and Rent Commencement, is hereby amended by the deletion in its entirety of paragraph A. set forth therein and by the substitution in its place and stead of the following paragraph A.:

A. Tenant covenants and agrees to pay to Landlord and Landlord shall be entitled to receive during the Initial Term of this Lease Agreement, an annual base rental (“Base Rent”) in the following amounts:

Fiscal Period of Lease	Base Rent Per Square Foot	Annualized Base Rent	Monthly Installments
1. Year One:
a) January 1, 1997 to July 1, 1997	$0	$0	$0
b) July 1, 1997 to December 1, 1997	$10.00	$262,660.00	$21,888.33
c) December 1, 1997 to January 1, 1998	$10.00	$316,630.00	$26,385.83
2. Year Two:
a) January 1, 1998 to April 1, 1998	$10.00	$316,630.00	$26,385.83
b) April 1, 1998 to October 1, 1998	$20.50	$649,091.50	$54,090.96
c) October 1, 1998 to November 1, 1998*	$20.50	$709,115.50	$59,092.96
d) November 1, 1998* to January 1, 1999	$20.50	736,729.00	$61,394.08

*Or earlier date if Third Expansion Premises are made available to Tenant on earlier date per paragraph 1. hereinabove.

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Fiscal Period of Lease	Base Rent Per Square Foot			Annualized Base Rent	Monthly Installments
3. Years Three and Four:
January 1, 1999 through December 31, 2000		$20.50		$736,729.00	$61,394.08
Year Five:
January 1, 2001 through December 31, 2001	$ $	20.50 22.50	* **	$838,519.00	$69,876.58
Year Six:
January 1, 2002 to December 31, 2002	$ $	21.50 22.50	* **	$874,457.00	$72,871.42

*	With respect to 35,938 square feet (Original, First, Second and Third Expansion Premises)
**	With respect to 4,524 square feet (Fourth Expansion Premises)”

5. Article 14. Construction, is hereby amended by the addition thereto of a new paragraph G. to appear after paragraph F. which paragraph G. shall stipulate as follows:

“G. Notwithstanding the foregoing or anything contained herein to the contrary, the Fourth Expansion Premises shall be delivered to Tenant prior to commencement of the Fourth Expansion Premises Initial Term on an “as is” basis, and any improvements to the Fourth Expansion Premises shall be the sole responsibility of and at cost of Tenant. If Tenant shall elect to make such improvements, Tenant shall comply in all respects with paragraph 6.D. of the Lease set forth hereinabove.”

6. Article 36. Brokerage, is hereby amended by the addition thereto of a new paragraph which paragraph shall stipulate the following:

“Further notwithstanding the foregoing, Landlord and Tenant covenant and agree to and with each other that no broker is recognized as being responsible for consummation of the herein Third Amendment or the leasing from Landlord to Tenant of the Fourth Expansion Premises. Landlord and Tenant mutually agree to indemnify the other and to hold the other harmless from all suits, claims and demands brought by any party for brokerage commission with respect to leasing of the Fourth Expansion Premises.”

7. Exhibit E, PARKING, NO. OF SPACES, is hereby amended by the deletion of reference to one hundred (100) unreserved spaces and by substitution in its place and stead of reference to one hundred thirteen (113) unreserved spaces, two of which shall be located in the “contractor lot”, so-called, located on the ground floor of the structured parking facility.

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8. Exhibit E, PARKING, COST PER PARKING SPACE, is hereby amended by the deletion of reference to one hundred (100) unreserved spaces and by substitution in its place and stead of reference to one hundred thirteen (113) unreserved spaces. Reference to eighty three (83) Additional Spaces at costs stipulated therein shall remain without amendment.

9. Ratification. The terms, conditions and provisions of said Lease Agreement as amended by the terms, conditions and provisions of the First Amendment and the Second Amendment are hereby ratified and confirmed in all respects except as amended by the terms, conditions and provisions of the herein Third Amendment.

19. Conflict. In the event of any conflict between the terms, conditions and provisions of this Third Amendment and the terms, conditions and provisions of said Lease Agreement, as amended by the said First Amendment and the said Second Amendment, then in such event the terms, conditions and provisions of this Third Amendment shall govern and prevail in all respects.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

In the presence of:

LANDLORD

FUSCO HARBOUR ASSOCIATES, LLC

By:

Edmund J. Fusco

Its Manager

Duly Authorized

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In the presence of:	TENANT CURAGEN CORPORATION
Elizabeth A. Whayland	David M. Wurzer
Catherine Mugo	Its EVP & CFO Duly Authorized

STATE OF CONNECTICUT) )

ss.: New Haven; December 21, 2000

COUNTY OF NEW HAVEN)

Personally appeared, Edmund J. Fusco, Jr., Manager of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation, before me. ☐

Notary Public

My Commission Expires March 31, 2001

STATE OF CONNECTICUT) )

ss.: New Haven;

COUNTY OF NEW HAVEN)

Personally appeared, David M. Wurzer, EVP & CFO, of CURAGEN CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation, before me.

Terrie B. Atkinson

Notary Public

My Commission Expires November 30, 2004

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FOURTH AMENDMENT TO

LEASE AGREEMENT

FUSCO HARBOUR ASSOCIATES, LLC

LANDLORD

AND

CURAGEN CORPORATION

TENANT

LONG WHARF MARITIME CENTER

BUILDING 1

555 LONG WHARF DRIVE

NEW HAVEN, CONNECTICUT

DATE: AS OF

June 5, 2001

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREE~T (hereinafter referred to as the “Fourth Amendment”) is made as of the 5th day of June, 2001 by and between FUSCO HARBOUR ASSOCIATES, LLC, a Connecticut limited liability company, with offices and a principal place of business c/o The Fusco Corporation, 555 Long Wharf Drive, New Haven, Connecticut 06511 (said Fusco Harbour Associates, LLC, its successors and assigns hereinafter referred to as the “Landlord”) and CURAGEN CORPORATION, a Delaware corporation with an office at 555 Long Wharf Drive, New Haven, Connecticut 06511 (said CuraGen Corporation, its successors and assigns hereinafter referred to as the “Tenant”).

WITNESSETH: That

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 23, 1996 (the “Lease”) whereunder Landlord leased to Tenant and Tenant leased from Landlord twenty six thousand two hundred sixty six (26,266) rentable square feet of floor area located on the eleventh floor of Landlord’s Building (the “Initial Premises”) as described in said Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Amendment to Lease Agreernent dated as of the 27th day of October, 1997 (the “First Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional five thousand three hundred ninety seven (5,397) rentable square feet of floor area located on the thirteenth floor of Landlord’s Building (the “First Expansion Premises”), on terms and conditions as described in said First Amendment; and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to Lease Agreement dated as of the 31 It day of August, 1998 (the “Second Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord (i) an additional two thousand nine hundred twenty eight (2,928) rentable square feet of floor area on the thirteenth floor of Landlord’s Building (the “Second Expansion Premises”) and (ii) an additional one thousand three hundred forty seven (1,347) rentable square feet of floor area situated on the thirteen floor of Landlord’s Building (the “Third Expansion Premises”); and

WHEREAS, Landlord and Tenant entered into that certain Third Amendment to Lease Agreement dated as of the 1st day of January, 2001, whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional four thousand five hundred twenty four (4,524) rentable square feet of floor area located on the ninth floor of Landlord’s Building (the “Fourth Expansion Premises”); and

WHEREAS, Landlord and Tenant desire that Tenant shall lease additional space on the ninth floor of Landlord’s Building which additional space shall be let to Tenant upon the terms and conditions contained hereinafter; and

WHEREAS, the parties desire to enter into this Fourth Amendment to set forth the terms and conditions of their agreement in connection with the foregoing;

NOW THEREFORE, in consideration of the mutual terms, conditions and covenants as contained in said Lease, as contained in said First Amendment, as contained in said Second Amendment, as contained in the Third Amendment, and as contained in the herein Fourth Amendment, the parties hereto do hereby agree as follows:

1. Article 1. Premises is hereby amended by the addition thereto of a new paragraph A-4. to be inserted after paragraph A-3. now there appearing, which paragraph A-4. shall stipulate as follows:

“A-3. In addition to the foregoing, effective July 1,2001, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord an additional seven thousand two hundred ninety (7,290) rentable square feet of floor area situated on the ninth floor of Landlord’s Building in the area designated on Exhibit B-4 annexed hereto and made a part hereof (the “Fifth Expansion Premises”). The total rentable area leased to Tenant on the said ninth floor shall as of such date be eleven thousand eight hundred fourteen (11,814) rentable square feet.

Whenever the defined term “Premises” shall be used hereinafter it shall, wherever the context may indicate or wherever proper reading may require, also be deemed to refer to the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, the Fourth Expansion Premises and the Fifth Expansion Premises in all respects as if initially the said First Expansion Premises, Second Expansion Premises, Third Expansion Premises, Fourth Expansion Premises and Fifth Expansion Premises were fully includable within the intent of the defined term “Premises”, all until January 1, 2003, at which time the term “Premises” shall be deemed thereupon and thereafter to refer solely to the Fourth Expansion Premises and the Fifth Expansion Premises respectively.”

2. Article 3. Term, is hereby amended by the addition thereto of a new paragraph A- 5. to be inserted after paragraph A-4. now there appearing, which new paragraph A-5. shall stipulate the following:

“A-5. TO HAVE AND HOLD the Fifth Expansion Premises for a period and term commencing July 1,2001 (the “Fifth Expansion Premises Commencement Date”).”

3. Article 3. Term, is hereby further amended by the addition thereto of a new paragraph C-4. to be inserted after paragraph C-3. now there appearing which new paragraph C- 4. shall stipulate the following:

“C-4. Effective as of the date of the herein Fourth Amendment and notwithstanding anything contained in the Lease, as amended, to the contrary, the term of this Lease, as amended, with respect to all portions of the Initial Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises (being all portions of the Premises located on the eleventh floor and thirteenth floor of Landlord’s Building) shall each and all extend to and end at midnight December 31, 2002. The term of this Lease, as amended, with respect to all portions of the Fourth Expansion Premises and the Fifth Expansion Premises (being all portions of the Premises located on the ninth floor of Landlord’s Building) shall each extend to and end at midnight on June 30, 2006. The parties acknowledge, recognize and agree that any rights of first refusal, rights to expand and rights to renew or extend the teml hereof as stipulated or provided for in said Lease, as amended, wherever appearing and however stated, shall not apply in any manner to the Fourth Expansion Premises or Fifth Expansion Premises, any such rights of first refusal, renewal, extension or expansion existing pursuant to the temlS of the Lease, as amended, wherever appearing or however stipulated, being expressly deemed to be inapplicable with respect to said Fourth or Fifth Expansion Premises.”

4. Article 4. Rent and Rent Commencement is hereby amended by the addition thereto of a new paragraph A-I. to be inserted after paragraph A. now there appearing, which paragraph A-I. shall stipulate the following:

“A-I. Notwithstanding anything contained in the foregoing paragraph A. to the contrary, Tenant covenants and agrees to pay to Landlord and Landlord shall be entitled to receive an annual base rental (“Base Rent”) during the following periods of time in the following amounts:

Fiscal Period of Lease	Base Rent Per Square Foot			Annualized Base Rent	Monthly Installments
1. Year Five:
a) January 1,2001 to July 1, 2001	$ $	20.50 22.50	* **	$838,519.00	$69,876.58
b) July 1, 2001 through December 31, 2001	$ $ $	20.50 22.50 25.00	* ** ***	$1,020,769.00	$85,064.08

Fiscal Period of Lease	Base Rent Per Square Foot			Annualized Base Rent	Monthly Installments
2. Year Six:
January 1, 2002 through December 31, 2002	$ $ $	21.50 22.50 25.00	* ** ***	$1,056,707.00	$88,058.92
3. Years Seven through Ten:
January 1, 2003 through June 30, 2006		$25.00	****	$295,350.00	$24,612.50

*	With respect to 35,938 square feet (Initial, First, Second and Third Expansion Premises)
**	With respect to 4,524 square feet (Fourth Expansion Premises)
***	With respect to 7,290 square feet (Fifth Expansion Premises)
****	With respect to the total ninth floor premises (Fourth and Fifth Expansion Premises) of 11,814 square feet

All such Base Rent shall be paid on a monthly installment basis, in advance, on the first day of each month during the term hereof.”

5. Article 14. Construction, is hereby amended by the addition thereto of a new paragraph H. to appear after paragraph G. which paragraph H. shall stipulate the following:

“H. Notwithstanding the foregoing or anything contained herein to the contrary, the Fifth Expansion Premises shall be delivered to Tenant prior to commencement of the Fifth Expansion Premises Commencement Date on an “as is” basis. Any improvements to the Fifth Expansion Premises shall be the sole responsibility of and at the cost of Tenant. If Tenant shall elect to make such improvements, Tenant shall comply in all respects with paragraph 6.0. of the Lease set forth hereinabove. Tenant shall be entitled to early possession of the Premises for such purposes upon the date of execution of this Fourth Amendment.”

6. Article 31. Assignment, is hereby amended by the addition thereto of a new paragraph D. which paragraph D. shall stipulate the following:

“D. Notwithstanding anything contained hereinabove in paragraphs A., B. or C., the parties agree that effective as of the date of the herein Fourth Amendment, any intent, attempt or effort on the part of Tenant to either assign this Lease, as amended, with respect to the Fourth Expansion Premises and Fifth Expansion Premises (collectively in this paragraph the “Ninth Floor Premises”), or to sublet any portion of the Ninth Floor Premises, shall first give rise to a right of call on the part of Landlord either (a) to take back the entirety of the Ninth Floor Premises in the event of an intended assignment of this Lease or a sublease of the entirety of the Ninth Floor Premises, or (b) to take back such lesser portion of the Ninth Floor Premises as Tenant shall intend to sublease. In either event the herein Lease shall be terminated as to the portion taken back by Landlord in accordance with the provisions contained hereinafter in this paragraph, but shall remain in full force and effect as to any portion remaining and not taken back. In the alternative, however, Landlord shall have the right at Landlord’s election either (i) to permit any assignment or sublease of the said Premises or any portion thereof requested on the part of Tenant to be consummated without taking back any such portion of the said Premises; or (ii) to withhold consent to any such assignment or sublease without taking back any portion of the said Premises, all in accordance with the provisions contained hereinafter in this paragraph.

The provisions of this paragraph D. shall operate in such manner that if Tenant shall intend to assign this Lease, as amended, in connection with the Ninth Floor Premises or to sublet all or any portion thereof, Tenant shall notify Landlord in writing of such intent in sufficient detail so as to apprise Landlord of the business and other terms and conditions of any such intended assignment or sublease. Landlord shall thereafter have fifteen (15) business days in which to notify Tenant in writing of its election as to whether (a) Landlord shall exercise its call rights and take back the said Premises or such portion thereof as intended by Tenant to be subleased; or (b) whether Landlord shall waive such call rights and permit any such assignment or sublease of the said Premises or any portion thereof to be consummated by Tenant; or (c) whether Landlord shall withhold its consent to any such assignment or sublease.

In the event that Landlord shall exercise its call rights, the herein Lease with respect to the Ninth Floor Premises or such lesser portion thereof as to which Landlord’s call rights shall appertain, shall terminate as of a date certain to be identified by Landlord in the above referenced notice to Tenant In the event of permitted assignment or sublease, Tenant shall be entitled to consummate such assignment or sublease transaction on the terms outlined in Tenant’s notice of request to Landlord. Any Base Rent and/or Additional Rent or any other manner of consideration paid by any assignee or sublessee in excess of the value of that being paid by Tenant hereunder shall be tendered to Landlord periodically from time to time within ten (10) days of receipt by Tenant thereof. In the event that Landlord shall withhold its consent to any such assignment or sublease, then in such event this Lease and Tenant’s obligations hereunder shall remain in full force and effect Landlord agrees that any request by Tenant for the consent of Landlord to any such assignment or sublease shall not be unreasonably withheld, delayed or conditioned.

The provisions of the herein paragraph D. shall supersede and take priority over the provisions of paragraph A., B. and C. hereinabove.”

7. Article 36. Brokerage, is hereby amended by the addition thereto of a new paragraph which paragraph shall stipulate the following:

“Further notwithstanding the foregoing, Landlord and Tenant covenant and agree to and with each other that no broker is recognized as being responsible for consummation of the herein Fourth Amendment or the leasing from Landlord to Tenant of the Fifth Expansion Premises. Landlord and Tenant mutually agree to indemnify the other and to hold the other harmless from all suits, claims and demands brought by any party for brokerage commission with respect to leasing of the Fifth Expansion Premises.”

8. Exhibit E, PARKING, NO. OF SPACES, is hereby amended by the deletion of reference to one hundred thirteen (113) unreserved spaces and by substitution in its place and stead of reference to one hundred thirty three (133) unreserved spaces (two of which shall be located in the “contractor lot”, so-called, located on the ground floor of the structured parking facility) until January 1, 2003 at which time the number of spaces shall be reduced to a total of thirty three (33) spaces included in the Base Rent being paid by Tenant. Additional spaces may be leased from time to time at then prevailing market rental rates, plus applicable sales taxes, and strictly subject to availability. Reference to eighty three (83) Additional spaces at costs stipulated therein shall remain without amendment until January 1, 2003 at which time such reference shall expire and such right to lease such Additional spaces shall expire by the express provision hereof.

9. Ratification. The terms, conditions and provisions of said Lease Agreement as amended by the terms, conditions and provisions of the First Amendment, the Second Amendment and the Third Amendment are hereby ratified and confirmed in all respects except as amended by the terms, conditions and provisions of the herein Fourth Amendment.

10. Conflict. In the event of any conflict between the tenns, conditions and provisions of this Fourth Amendment and the tenns, conditions and provisions of said Lease Agreement, as amended by the said First Amendment, the said Second Amendment and the said Third Amendment, then in such event the tenns, conditions and provisions of this Fourth Amendment shall govern and prevail in all respects.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

In the presence of:	In the presence of: LANDLORD FUSCO HARBOUR ASSOCIATES, LLC

By: Lynn Fusco Hughes Duly Authorized

By: Edmund J. Fusco, Jr. Duly Authorized

In the presence of:	TENANT CURAGEN CORPORATION

By: David M. Wurzer Its EVP & CFO Duly Authorized

STATE OF CONNECTICUT)

) ss.: New Haven; June 13, 2001

COUNTY OF NEW HAVEN)

Personally appeared, Lynn Fusco Hughes, _____________________________________ of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be her free act and deed and the free act and deed of said company, before me.

STATE OF CONNECTICUT)

) ss.: New Haven; June 13, 2001

COUNTY OF NEW HAVEN)

Personally appeared, Edmund J. Fusco, Jr., _____________________________________ of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

STATE OF CONNECTICUT)

) ss.: New Haven;

COUNTY OF NEW HAVEN)

Personally appeared, _____________________________________ , of CURAGEN CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.

Wendy F. Bristow

Notary Public

My Commission Expires: 3/31/06

FIFTH AMENDMENT TO

LEASE AGREEMENT

FUSCO HARBOUR ASSOCIATES, LLC

LANDLORD

AND

CURAGEN CORPORATION

TENANT

LONG WHARF MARITIME CENTER

BUILDING l

555 LONG WHARF DRIVE

NEW HAVEN, CONNECTICUT

DATE: MARCH 12th, 2002

FIFTH AMENDMENT TO LEASE AGREEMENT

THIS FIFTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the “Fifth Amendment”) is made as of the 12th day of March, 2002 by and between FUSCO HARBOUR ASSOCIATES, LLC, a Connecticut limited liability company, with offices and a principal place of business c/o The Fusco Corporation, 555 Long Wharf Drive, New Haven, Connecticut 06511 (said Fusco Harbour Associates, LLC, its successors and assigns hereinafter referred to as the “Landlord”) and CURAGEN CORPORATION, a Delaware corporation with an office at 555 Long Wharf Drive, New Haven, Connecticut 06511 (said CuraGen Corporation, its successors and assigns hereinafter referred to as the “Tenant”).

WITNESSETH: That

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 23,1996 (the “Lease”) whereunder Landlord leased to Tenant and Tenant leased from Landlord twenty six thousand two hundred sixty six (26,266) rentable square feet of floor area located on the eleventh floor of Landlord’s Building (the “Initial Premises”) as described in said Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Amendment to Lease Agreement dated as of the 27th day of October, 1997 (the “First Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional five thousand three hundred ninety seven (5,397) rentable square feet of floor area located on the thirteenth floor of Landlord’s Building (the “First Expansion Premises”), on terms and conditions as described in said First Amendment; and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to Lease Agreement dated as of the 31st day of August, 1998 (the “Second Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord (i) an additional two thousand nine hundred twenty eight (2,928) rentable square feet of floor area on the thirteenth floor of Landlord’s Building (the “Second Expansion Premises”) and (ii) an additional one thousand three hundred forty seven (1,347) rentable square feet of floor area situated on the thirteen floor of Landlord’s Building (the “Third Expansion Premises”); and

WHEREAS, Landlord and Tenant entered into that certain Third Amendment to Lease Agreement dated as of the 1st day of January, 2001, whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional four thousand five hundred twenty four (4,524) rentable square feet of floor area located on the ninth floor of Landlord’s Building (the “Fourth Expansion Premises”); and

WHEREAS, Landlord and Tenant entered into that certain Fourth Amendment to Lease Agreement dated as of the 5th day of June, 2001, whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional seven thousand two hundred ninety (7,290) rentable square feet of floor area located on the ninth floor of Landlord’s Building (the “Fifth Expansion Premises”); and

WHEREAS, the parties desire that the Term hereof with respect to those portions of the Premises as are located on the eleventh and thirteenth floors of Landlord’s Building be extended for a five (5) year period ending at midnight December 31, 2007; and

WHEREAS, the parties desire to enter into this Fifth Amendment to set forth the terms and conditions of their agreement in connection with the foregoing;

NOW THEREFORE, in consideration of the mutual terms, conditions and covenants as contained in said Lease, as contained in said First Amendment, as contained in said Second Amendment, as contained in the Third Amendment, as contained in the Fourth Amendment, and as contained in the herein Fifth Amendment, the parties hereto do hereby agree as follows:

1.    Article 3., Term. is hereby amended by the addition thereto of a new paragraph C- 5. to be inserted after paragraph C-4. now there appearing which new paragraph C-5. shall stipulate the following:

“C-5. Notwithstanding anything contained in the Lease, as amended, to the contrary, the Term of this Lease, as amended, with respect to all portions of the Initial Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises (being all portions of the Premises located on the eleventh floor and thirteenth floor of Landlord’s Building) shall each and all extend to and end at midnight December 31, 2007. The term of this Lease, as amended, with respect to all portions of the Fourth Expansion Premises and the Fifth Expansion Premises (being all portions of the Premises located on the ninth floor of Landlord’s Building) shall each continue to extend to and end at midnight on June 30, 2006 as stipulated and set forth in the Fourth Amendment. The parties acknowledge, recognize and agree that any rights of first refusal, rights to expand and rights to renew or extend the term hereof as stipulated or provided for in said Lease, as amended, wherever appearing and however stated, shall not apply in any manner hereafter. Holding over after the end of the Term with respect to any portion of the Premises is strictly prohibited.”

2.    Article 4., Rent and Rent Commencement, is hereby amended by the addition thereto of a new paragraph A-2. to be inserted after paragraph A-I. now there appearing, which paragraph A-2. shall stipulate the following:

“A-2. Notwithstanding anything contained in the foregoing paragraph A-I. to the contrary, commencing January 1, 2003 (prior to which time the rental structure set forth

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in the Fourth Amendment shall continue to be applicable), Tenant covenants and agrees to pay to Landlord and Landlord shall be entitled to receive an annual base rental (“Base Rent”) during the following periods of time in the following amounts:

Fiscal Period of Lease	Base Rent Per Square Foot	Annualized Base Rent	Monthly Installments
* 1/1/03 through 6/30/06	$25.00	$1,193,800.00	$99,483.33
** 7/1/06 through 12/31/07	$25.00	$898,450.00	$74,870.83

*	With respect to entire leased Premises of 47,752 rentable square feet

**	With respect to the portion of Premises on 11th and 13th floors containing 35,938 rentable square feet

All such Base Rent shall be paid on a monthly installment basis, in advance, on the first day of each month during the term hereof.”

3.    Article 14., Construction, is hereby amended by the addition thereto of a new to appear after paragraph H. which paragraph I. shall stipulate the following:

“I. Notwithstanding anything contained herein to the contrary, as of and after the date hereof, the Premises shall continue to be leased on an “as is” basis, and any improvements to the Premises shall be the sole responsibility of and at the cost of Tenant. If Tenant shall elect to make such improvements, Tenant shall comply in all respects with paragraph 6.D. of the Lease set forth hereinabove.”

4.    Article 31., Assignment, is hereby amended by the addition thereto of a new paragraph E. which paragraph E. shall stipulate the following:

“E. Notwithstanding anything contained hereinabove in paragraphs A., B., C. or D., the parties agree that effective as of the date of the herein Fifth Amendment, any intent, attempt or effort on the part of Tenant to either (i) assign this Lease, as amended, with respect to the Initial Premises, the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises (being all portions of the Premises located on the eleventh and thirteenth floors of Landlord’s Building containing a total of thirty five thousand nine hundred thirty eight (35,938) rentable square feet and collectively in this paragraph referred to as the “Upper Floor Premises”), or (ii) to sublet any portion of the Upper Floor Premises, shall first give rise to a right of call on the part of Landlord (“Call Rights”) either (a) to take back the entirety of the Upper Floor Premises in the event of an intended assignment of this Lease or a sublease of the entirety of the Upper Floor Premises, or (b) to take back such lesser portion of the Upper Floor Premises as Tenant

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shall intend to sublease. In either event the herein Lease shall be terminated as to the portion taken back by Landlord in accordance with the provisions contained hereinafter in this paragraph, but shall remain in full force and effect as to any portion remaining and not taken back. In the alternative, however, Landlord shall have the right at Landlord’s election either (i) to permit any assignment or sublease of the said Upper Floor Premises or any portion thereof requested on the part of Tenant to be consummated without exercising Call Rights and taking back any such portion of the said Premises; or (ii) to withhold consent to any such assignment or sublease without exercising Call Rights and taking back any portion of the said Upper Floor Premises, all in accordance with the provisions contained hereinafter in this paragraph.

The provisions of this paragraph E. shall operate in such manner that if Tenant shall intend to assign this Lease, as amended, in connection with the Upper Floor Premises or to sublet all or any portion thereof, Tenant shall notify Landlord in writing of such intent in sufficient detail so as to apprise Landlord of the business and other terms and conditions of any such intended assignment or sublease, including fiscal information and data with respect to the proposed assignee or sublessee in such detail as Landlord shall reasonably require. Landlord shall thereafter have fifteen (15) business days in which to notify Tenant in writing of its election as to whether (a) Landlord shall exercise its Call Rights and take back the said Premises or such portion thereof as intended by Tenant to be subleased; or (b) whether Landlord shall waive such Call Rights and permit any such assignment or sublease of the said Premises or any portion thereof to be consummated by Tenant; or (c) whether Landlord shall withhold its consent to any such assignment or sublease, setting forth in its notice the reasons therefor.

In the event that Landlord shall exercise its Call Rights, the herein Lease with respect to the Upper Floor Premises or such lesser portion thereof as to which Landlord’s Call Rights shall appertain, shall terminate as of a date certain to be identified by Landlord in the above referenced notice to Tenant.

In the event of a permitted assignment or sublease, Tenant shall be entitled to consummate such assignment or sublease transaction on the terms outlined in Tenant’s notice of request to Landlord. Notwithstanding any such permitted assignment or sublease, Tenant shall remain liable hereunder to perform all duties and obligations of Tenant, mitigated only to the extent of actual and timely performance on the part of assignee or sublessee. Any Base Rent and/or Additional Rent or any other manner of consideration paid by any assignee or sublessee in excess of the value of that being paid by Tenant hereunder, after deduction of all reasonable costs of effecting such sublease or assignment including reasonable fees of counsel, shall be shared equally by Landlord and Tenant, and Landlord’s share as aforesaid shall be tendered by Tenant to Landlord periodically from time to time within ten (10) days of receipt by Tenant thereof.

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In the event that Landlord shall withhold its consent to any such assignment or sublease, then in such event this Lease and Tenant’s obligations hereunder shall remain in full force and effect. Landlord agrees that any request by Tenant for the consent of Landlord to any such assignment or sublease shall not be unreasonably withheld, delayed or conditioned.

The provisions of the herein paragraph E. shall supersede and take priority over the provisions of paragraph A., B., C. and D. hereinabove with respect to the Upper Floor Premises.”

5.    Article 36., Brokerage, is hereby amended by the addition thereto of a new paragraph which paragraph shall stipulate the following:

“Further notwithstanding the foregoing, Landlord and Tenant covenant and agree to and with each other that no broker is recognized as being responsible for consummation of the herein Fifth Amendment or the extension of the Term hereof with respect to those portions of the Premises described hereinabove. Landlord and Tenant mutually agree to indemnify the other and to hold the other harmless from all suits, claims and demands brought by any party for brokerage commission with respect to the herein Fifth Amendment and the transactions described herein.”

6. Ratification. The terms, conditions and provisions of said Lease Agreement as amended by the terms, conditions and provisions of the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are hereby ratified and confirmed in all respects except as amended by the terms, conditions and provisions of the herein Fifth Amendment.

7. Conflict. In the event of any conflict between the terms, conditions and provisions of this Fifth Amendment and the terms, conditions and provisions of said Lease Agreement, as amended by the said First Amendment, the said Second Amendment, the said Third Amendment and the said Fourth Amendment, then in such event the terms, conditions and provisions of this Fifth Amendment shall govern and prevail in all respects.

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IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

In the presence of:	LANDLORD FUSCO HARBOUR ASSOCIATES, LLC

Paula Gaudino	By:	Lynn Fusco Hughes
Duly Authorized

Brenna Anz	By:	Edmund J. Fusco, Jr.
Duly Authorized

Paula Gaudino

Brenna Anz

In the presence of:	TENANT CURAGEN CORPORATION

Lana Porter Schmitz	By:	David M. Wurzer
Its EVP & CFO Duly Authorized

Wendy F. Bristow

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STATE OF CONNECTICUT)

) ss.: New Haven; March 19, 2002

COUNTY OF NEW HAVEN)

Personally appeared, Lynn Fusco Hughes, duly authorized , of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be her free act and deed and the free act and deed of said company, before me.

By:	Brenna Anz
Notary Public My Commission Expires: 3/31/06

STATE OF CONNECTICUT)

) ss.: New Haven; March 19, 2002

COUNTY OF NEW HAVEN)

Personally appeared, Edmund J. Fusco, Jr., duly authorized , of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

By:	Brenna Anz
Notary Public My Commission Expires: 3/31/06

STATE OF CONNECTICUT)

) ss.:

COUNTY OF NEW HAVEN)

Personally appeared, Dave M. Wurzer, EVP & CFO of CURAGEN CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.

By:	Terrie B. Atkinson
Notary Public My Commission Expires: 11/30/04

7

SIXTH AMENDMENT TO

LEASE AGREEMENT

FUSCO HARBOUR ASSOCIATES, LLC

LANDLORD

AND

CURAGEN CORPORATION

TENANT

LONG WHARF MARITIME CENTER

BUILDING

555 LONG WHARF DRIVE

NEW HAVEN, CONNECTICUT

DATE: MAY      , 2002

SIXTH AMENDMENT TO LEASE AGREEMENT

THIS SIXTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the “Sixth Amendment”) is made as of the 8th day of May, 2002 by and between FUSCO HARBOUR ASSOCIATES, LLC, a Connecticut limited liability company, with offices and a principal place of business c/o The Fusco Corporation, 555 Long Wharf Drive, New Haven, Connecticut 06511 (said Fusco Harbour Associates, LLC, its successors and assigns hereinafter referred to as the “Landlord”) and CURAGEN CORPORATION, a Delaware corporation with an office at 555 Long Wharf Drive, New Haven, Connecticut 06511 (said CuraGen Corporation, its successors and assigns hereinafter referred to as the “Tenant”).

WITNESSETH: That

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 23, 1996 (the “Lease”) whereunder Landlord leased to Tenant and Tenant leased from Landlord twenty six thousand two hundred sixty six (26,266) rentable square feet of floor area located on the eleventh floor of Landlord’s Building (the “Initial Premises”) as described in said Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Amendment to Lease Agreement dated as of the 27th day of October, 1997 (the “First Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional five thousand three hundred ninety seven (5,397) rentable square feet of floor area located on the thirteenth floor of Landlord’s Building (the “First Expansion Premises”), on terms and conditions as described in said First Amendment; and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to Lease Agreement dated as of the 31 st day of August, 1998 (the “Second Amendment”) whereunder Landlord leased to Tenant and Tenant leased from Landlord (i) an additional two thousand nine hundred twenty eight (2,928) rentable square feet of floor area on the thirteenth floor of Landlord’s Building (the “Second Expansion Premises”) and (ii) an additional one thousand three hundred forty seven (1,347) rentable square feet of floor area situated on the thirteen floor of Landlord’s Building (the “Third Expansion Premises”); and

WHEREAS, Landlord and Tenant entered into that certain Third Amendment to Lease Agreement dated as of the 1st day of January, 2001, whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional four thousand five hundred twenty four (4,524) rentable square feet of floor area located on the ninth floor of Landlord’s Building (the “Fourth Expansion Premises”); and

WHEREAS, Landlord and Tenant entered into that certain Fourth Amendment to Lease Agreement dated as of the 5th day of June, 2001, whereunder Landlord leased to Tenant and Tenant leased from Landlord an additional seven thousand two hundred ninety (7,290) rentable square feet of floor area located on the ninth floor of Landlord’s Building (the “Fifth Expansion Premises”); and

WHEREAS, Landlord and Tenant into that certain Fifth Amendment to Lease Agreement dated as of the 12th day of March, 2002, whereunder, inter alia. the Term was modified, rental rates were modified and certain assignment rights were restricted; and

WHEREAS, Tenant desires to expand its occupancy upon the fifth floor and upon the ninth floor of Landlord’s Building; and

WHEREAS, the parties desire to enter into this Sixth Amendment to set forth the terms and conditions of their agreement in connection with the foregoing;

NOW THEREFORE, in consideration of the mutual terms, conditions and covenants as contained in said Lease, as contained in said First Amendment, as contained in said Second Amendment, as contained in the Third Amendment, as contained in the Fourth Amendment, as contained in the Fifth Amendment, and as contained in the herein Sixth Amendment, the parties hereto do hereby agree as follows:

1.    Article 1., Premises. is hereby amended by the addition thereto of a new paragraph A-5. to be inserted after paragraph A-4. now there appearing, which paragraph A-5. shall stipulate as follows:

“A-5. In addition to the foregoing, effective June 1, 2002, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord (i) an additional five thousand two hundred seventy eight (5,278) rentable square feet of floor area situated on the fIfth floor of Landlord’s Building in the area designated on Exhibit B-5 annexed hereto and made a part hereof (the “Sixth Expansion Premises”), and (ii) an additional two thousand (2,000) rentable square feet of floor area situated on the ninth floor of Landlord’s Building in the area designated on Exhibit B-6 annexed hereto and made a part hereof (the “Seventh Expansion Premises”). The total rentable area leased to Tenant shall as of such date be fifty five thousand thirty (55,030) rentable square feet situated on respective floors as follows:

5th floor	5,278
9th floor	13,814
11th floor	26,266
13th floor	9,672
Total	55,030

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Whenever the defmed term “Premises” shall be used hereinafter it shall, wherever the context may indicate or wherever proper reading may require, also be deemed to refer to the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, the Fourth Expansion Premises, the Fifth Expansion Premises, the Sixth Expansion Premises and the Seventh Expansion Premises in all respects as if initially the said First Expansion Premises, Second Expansion Premises, Third Expansion Premises, Fourth Expansion Premises, Fifth Expansion Premises, Sixth Expansion Premises and Seventh Expansion Premises were fully includable within the intent of the defined tenn “Premises”, all until any relevant portion of the Premises shall no longer be included hereunder due to tenn expiration or otherwise.

2.    Article 3., Term, is hereby amended by the addition thereto of a new paragraph A- 6. to be inserted after paragraph A-5. now there appearing, which new paragraph A-6. shall stipulate the following:

“A-6. TO HAVE AND HOLD the Sixth Expansion Premises and the Seventh Expansion Premises for a period and term commencing June 1,2002 (the “Sixth Expansion Premises Commencement Date and Seventh Expansion Premises Commencement Date” respectively).”

3.    Article 3., Term. is hereby further amended by the addition thereto of a new paragraph C-5. to be inserted after paragraph C-4. now there appearing which new paragraph C- 5. shall stipulate the following:

“C-5. Effective as of the date of the herein Sixth Amendment and notwithstanding anything contained in the Lease, as amended, to the contrary, the term of this Lease, as amended, with respect to all portions of the Premises shall expire as follows:

Location	Rentable Square Footage	Term Expiration Date
5th floor	5,278	October 31, 2008
9th floor	13,814	June 30, 2006
11th floor	26,266	December 31, 2007
13th floor	9,672	December 31, 2007

Holding over beyond the foregoing Term Expiration Dates is strictly prohibited.”

4.    Article 4., Rent and Rent Commencement. is hereby amended by the addition thereto of a new paragraph A-3. to be inserted after paragraph A-2. now there appearing, which paragraph A-3. shall stipulate the following:

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“A-3. Notwithstanding anything contained in the foregoing paragraph A-2. to the contrary, commencing June 1, 2002 (prior to which time the rental structure set forth in the Fifth Amendment shall continue to be applicable), Tenant covenants and agrees to pay to Landlord and Landlord shall be entitled to receive an annual base rental (“Base Rent”) during the following periods of time in the following amounts:

Lease Period	Base Rent Per Square Foot	Total Annual Base Rent	Monthly Installments
A. June 1,2002 through December 31, 2002	$21.50[1] $22.50[2] $25.00[3]	$1,238,657.00	$103,221.42

B. January 1, 2003 through June 30, 2006	$25.00[4]	$1,375,750.00	$114,645.83

C. July 1,2006 through December 31, 2007	$25.00[5]	$1,030,400.00	$85,866.67

D. January 1,2008 through October 31, 2008	$25.00[6]	$131,950.00	$10,995.83

All such Base Rent shall be paid on a monthly installment basis, in advance, on the first day of each month during the term hereof.”

5.    Article 14., Construction, is hereby amended by the addition thereto of a new paragraph J. to appear after paragraph I. which paragraph J. shall stipulate the following:

1.	With respect to 35,938 square feet (Initial, First, Second and Third Expansion Premises)

2.	With respect to 4,524 square feet (Fourth Expansion Premises)

3.	With respect to 14,568 square feet (Fifth, Sixth and Seventh Expansion Premises)

4.	With respect to entire Premises of 55,030 square feet

5.	With respect to all Premises excepting ninth floor Premises and thus 41,216

6.	With respect only to Fifth Floor Premises of 5,278 square feet

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“J.    Notwithstanding anything contained herein to the contrary, the Sixth Expansion Premises and the Seventh Expansion Premises shall be delivered to Tenant and leased on an “as is” basis, and any improvements to the Sixth Expansion Premises and the Seventh Expansion Premises shall be the sole responsibility of and at the cost of Tenant. If Tenant shall elect to make such improvements, Tenant shall comply in all respects with paragraph 6.D. of the Lease set forth hereinabove.”

6. Article 36., Brokerage, is hereby amended by the addition thereto of a new paragraph which paragraph shall stipulate the following:

“Further notwithstanding the foregoing, Landlord and Tenant covenant and agree to and with each other that no broker is recognized as being responsible for consummation of the herein Sixth Amendment or the addition hereto of those portions of the Premises described hereinabove as the Sixth Expansion Premises and the Seventh Expansion Premises. Landlord and Tenant mutually agree to indemnify the other and to hold the other harmless from all suits, claims and demands brought by any party for brokerage commission with respect to the herein Sixth Amendment and the transactions described herein.”

7. Parking. Exhibit E, PARKING, NO. OF SPACES, is hereby amended by inclusion of the following:

Lease Period	Number of Unreserved Parking Spaces Allotted to Tenant
A. June 1, 2002 through June 30, 2006	151

B. June 30, 2006 through December 31, 2007	113

C. January 1, 2008 through October 31, 2008	15

Two of the above spaces shall be located in the “contractor lot”, so-called, located on the ground floor of the structured parking facility) until December 31, 2007. All such spaces shall be included in the Base Rent being paid by Tenant. Additional spaces may be leased from time to time at then prevailing market rental rates, plus applicable sales taxes, and strictly subject to availability.

8.    Ratification. The terms, conditions and provisions of said Lease Agreement as amended by the terms, conditions and provisions of the First Amendment, the Second

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Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereby ratified and confmned in all respects except as amended by the terms, conditions and provisions of the herein Sixth Amendment.

9.    Conflict. In the event of any conflict between the terms, conditions and provisions of this Sixth Amendment and the terms, conditions and provisions of said Lease Agreement, as amended by the said First Amendment, the said Second Amendment, the said Third Amendment, the said Fourth Amendment and the said Fifth Amendment, then in such event the terms, conditions and provisions of this Sixth Amendment shall govern and prevail in all respects.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of

In the presence of:	LANDLORD

FUSCO HARBOUR ASSOCIATES, LLC

Lisa Crosby	By:	Lynn Fusco Hughes
Brenna Anz		Lynn Fusco Hughes Duly Authorized

Lisa Crosby	By:	Edmund J. Fusco, Jr.
Brenna Anz		Edmund J. Fusco, Jr. Duly Authorized

In the presence of:	TENANT

CURAGEN CORPORATION

Catherine Mugo	By:	David M. Wurzer
Lana Porter Schmitz		Its EVP & CFO Duly Authorized

STATE OF CONNECTICUT)

) ss.: New Haven; May 21, 2002

COUNTY OF NEW HAVEN)

Personally appeared, Lynn Fusco Hughes, duly authorized of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be her free act and deed and the free act and deed of said company, before me.

By:	Brenna Anz
Notary Public My Commission Expires March 31, 2006

STATE OF CONNECTICUT)

) ss.: New Haven; May 21, 2002

COUNTY OF NEW HAVEN)

Personally appeared, Edmund J. Fusco, Jr., duly authorized of FUSCO HARBOUR ASSOCIATES, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

By:	Brenna Anz
Notary Public My Commission Expires March 31, 2006

7

STATE OF CONNECTICUT)

) ss.: New Haven;

COUNTY OF NEW HAVEN)

Personally appeared, David. M. Wurzer, EVP & CFO of CURAGEN CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.

By:	Terrie B. Atkinson
Notary Public My Commission Expires November 30, 2004

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